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                                                                   Exhibit 10.12

                          REGISTRATION RIGHTS AGREEMENT

                          dated as of December 8, 2003

                                     between

                            GLOBAL CROSSING LIMITED,

                                       and

                                STT CROSSING LTD

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Section 1.   Definitions.......................................................1

Section 2.   Demand Registration...............................................3

Section 3.   Piggyback Registration and Form S-3 or F-3 Registration...........5

Section 4.   Registration Procedures...........................................7

Section 5.   Registration Expenses............................................12

Section 6.   Indemnification..................................................13

Section 7.   Underwritten Registrations.......................................15

Section 8.   Rule 144A........................................................16

Section 9.   Miscellaneous....................................................16

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                                                                   Exhibit 10.12

                THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December [__], 2003, by and among Global Crossing Limited (formerly GC Acquisition Ltd.), a company organized under the laws of Bermuda (the "Company"), and STT Crossing Ltd, a company organized under the laws of Mauritius ("Purchaser"), and each other person who becomes a Holder (as defined below) hereunder.

                                    RECITALS

                WHEREAS, the parties hereto have entered into a Purchase Agreement by and among Global Crossing Ltd. ("GX"), Global Crossing Holdings Ltd., the Joint Provisional Liquidators, Singapore Technologies Telemedia Pte Ltd ("ST Telemedia") and Hutchison Telecommunications Limited, dated August 9, 2002 (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which, among other things, Purchaser will acquire 6,600,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Shares"), and 18,000,000 shares of the Company's 2.0% Cumulative Senior Convertible Preferred Stock, par value $.10 per share (the "Preferred Shares");

                WHEREAS, to induce ST Telemedia to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby, GX has agreed to cause the Company to provide to Holder certain registration rights under the Securities Act (as defined below); and

                WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the closing of the transactions contemplated by the Purchase Agreement.

                NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the Purchase Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Definitions. For purposes of this Agreement, capitalized terms used but not defined herein shall have the meanings specified in the Purchase Agreement. In addition, the following capitalized terms have the following meanings:

                "Exchange Act": The United States Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Exchange Act shall include reference to a comparable section, if any, of any such successor federal statute.

                "Holder": Purchaser and its transferees to whom Purchaser agrees to assign benefits or rights under this Agreement and who agree to be bound by the provisions of this Agreement in accordance with Section 9(e) hereof; provided, however, that for purposes of all provisions of this agreement insofar as they relate to the making of any decision, determination, approval or consent or the giving of any notice by Holder (including any such decision or notice concerning the exercise of any rights of Holder hereunder), Holder shall mean only Purchaser.

                "Person": Any individual, partnership, limited liability company, joint venture, corporation, association, trust or any other entity or organization.

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                "Prospectus": The prospectus included in any Registration
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                "Registrable Securities": Common Shares, Common Shares or other securities which Holder may acquire upon conversion of the Preferred Shares, together with (a) any other securities which such Holder may acquire on account of any such securities, including, without limitation, as the result of any dividend or other distribution on Common Shares or any subdivision of such Common Shares or in connection with any combination of shares, recapitalization, amalgamation, merger, consolidation or reorganization or otherwise, and (b) any additional Common Shares which such Holder has acquired prior to the date hereof, or may acquire from time to time within the first three years after the date hereof, whether or not such Common Shares are acquired from the Company or any other person or entity (collectively, "Other Acquired Common Shares"); provided that a security ceases to be a Registrable Security (i) when it is no longer a Transfer Restricted Security, or (ii) if it is an Other Acquired Common Share which was not acquired from the Company and is transferred to a Person that is not an affiliate (as defined in Rule 12b-2 of the Exchange Act) of Holder.

                The number of shares of "Registrable Securities" outstanding shall be determined by the number of Common Shares outstanding that are, and the number of Common Shares issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

                "Registration Statement": Any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, any preliminary prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                "Rule 144": Rule 144 promulgated under the Securities Act, and any successor provision thereto.

                "Securities Act": The Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.

                "SEC": The United States Securities and Exchange Commission and any successor governmental entity.

                "Transfer Restricted Securities": The Registrable Securities, until the date on which (i) such Registrable Securities are effectively registered under the Securities Act and

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disposed of pursuant to such effective registration statement, (ii) such
Registrable Securities are sold by a Person in a transaction in which the rights under the provisions of this Agreement are not assigned, (iii) such Registrable Securities are sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act without registration under the Securities Act, or (iv) the entire amount of the Registrable Securities may, in the opinion of counsel satisfactory to the Company and Holder, be sold by Holder pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in a single sale without any limitation as to volume.

                "Underwritten Offering": A distribution, registered pursuant to the Securities Act, in which securities of the Company are sold to the public through one or more underwriters.

        Section 2.      Demand Registration.

                (a) Requests for Registration. At any time commencing on or after the date that is 180 days following the Closing Date, Holder will have the right, by written notice delivered to the Company (a "Demand Notice"), to require the Company to register Registrable Securities under and in accordance with the provisions of the Securities Act (a "Demand Registration"); provided, that, (i) Holder may not make more than four Demand Registrations, (ii) the aggregate offering price (net of underwriters' discounts and commissions) of the Registrable Securities requested by Holder to be so registered must exceed $25,000,000, and (iii) Holder must provide to the Company a certificate (the "Authorizing Certificate") signed by Holder; and provided, further, that no Demand Notice may be given by Holder prior to six months after the effective date of the immediately preceding Demand Registration. For purposes of the preceding sentence, the filing of two or more Registration Statements in response to one demand shall be counted as one Demand Registration. Each request for a Demand Registration by Holder shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. The Authorizing Certificate shall set forth (A) the name of Holder signing such Authorizing Certificate, (B) the number of Registrable Securities held by such Holder and the number of Registrable Securities such Holder has elected to have registered, and (C) the intended methods of disposition of the Registrable Securities. Holder may at its option withdraw Registrable Securities from a registration and, in such event (1) any continuing registration of Registrable Securities shall constitute the Demand Registration to which Holder is entitled and (2) the withdrawing Holder shall reimburse the Company for any registration and filing fees (including any fees payable to the SEC, the National Association of Securities Dealers, Inc. or any successor organization) it has incurred with respect to the withdrawn Registrable Securities (unless all Registrable Securities are withdrawn, in which case the withdrawing Holder shall reimburse the Company for all costs and expenses incurred by it in connection with the registration of such Registrable Securities). Subject to compliance with clause
(2) of the preceding sentence, a registration that is terminated in its entirety prior to the effective date of the applicable Registration Statement will not constitute a Demand Registration. Notwithstanding the foregoing, if at the time of withdrawal, Holder has learned of a material adverse change in the condition, business or prospects of the Company and has withdrawn the request with reasonable promptness following disclosure by the Company, Holder shall not be subject to clause (2) above.

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                If a Demand Registration is not declared and maintained
effective for the period required by Section 2(b) or if the consummation of the offering of Registrable Securities pursuant to such Demand Registration (A) is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any Person which is not directly caused by the act or omission of any Holder and such act or omission is not thereafter eliminated or (B) the conditions specified in the underwriting agreement with respect to an Underwritten Offering, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by Holder, then Holder shall be entitled to an additional Demand Registration in lieu thereof.

                (b) Filing and Effectiveness. (i) The Company will file or, if permitted, submit confidentially, a Registration Statement relating to any Demand Registration as promptly as practicable (but in any event within 45 days in the case of a registration made on Form S-1 or F-1, or a comparable successor form, as applicable, or 30 days in the case of any registration eligible to be made on Form S-3 or F-3 or a comparable successor form, as applicable) following the date on which the Demand Notice is given and will use its reasonable best efforts to cause the same to be declared effective by the SEC as soon as practicable thereafter (the "Effectiveness Date").

                        (ii) The Company agrees to use its reasonable best efforts to comply with all necessary provisions of the federal securities laws in order to keep each Registration Statement relating to a Demand Registration effective for a period of (A) in the case of an Underwritten Offering, 120 days from its Effectiveness Date, and (B) subject to the last proviso of this clause
(ii), in the case of any registration made pursuant to Rule 415 under the Securities Act, twenty-four (24) months from its Effectiveness Date, or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement (in each case, such period being the "Effectiveness Period"); provided, however, that if any Black-Out (as hereinafter defined) occurs during an Effectiveness Period, then such Effectiveness Period will be tolled for the duration of the Black-Out.

                Holder will be permitted, subject to its compliance with the provisions of Section 2(a) relating to reimbursement of the Company's expenses, to withdraw in good faith all or part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, in which event the Company will promptly amend or, if applicable, withdraw the related Registration Statement.

                (c) Priority on Demand Registration. Notwithstanding the foregoing, if the managing underwriter or underwriters of an Underwritten Offering to which such Demand Registration relates advises the Company and Holder in writing that the total amount of Registrable Securities that Holder, the Company and any other Person intend to include in such Demand Registration is in the aggregate such as to materially and adversely affect the success of such offering, then there will be included in such Demand Registration, (i) first, the number of securities that Holder proposes to sell pursuant to such Demand Registration, (ii) second, to the extent that the number of securities in clause (i) above is less than the number of securities which the Company and Holder have been advised can be sold in such offering without having the adverse effect referred to above, the number of securities, if any, requested to be included in such

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offering by any other Persons pursuant to similar registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by such other Persons requesting registration, collectively, and (iii) third, to the extent that the number of securities in clauses (i) and (ii) above is less than the number of securities which the Company and Holder have been advised can be sold in such offering without having the adverse effect referred to above, the securities, if any, sought to be included by the Company in the offering.

                (d) Postponement of Demand Registration. Notwithstanding anything to the contrary in any other provision of this Agreement, the Company will be entitled, on no more than one occasion in any 12-month period, to postpone the filing period of any Demand Registration for a reasonable period of time not in excess of 120 calendar days if the Board of Directors of the Company determines, in the good faith exercise of its business judgment, and has delivered to Holder written certification to the effect, that such registration and offering would materially and adversely interfere with a bona fide financing transaction of the Company, including without limitation a primary offering of securities, or any other material business transaction of the Company, or would require disclosure of information, the premature disclosure of which would materially and adversely affect the Company. If the Company postpones the filing of a Registration Statement, it will promptly notify Holder in writing when the events or circumstances permitting such postponement have ended.

        Section 3.      Piggyback Registration and Form S-3 or F-3 Registration.

                (a) Right to Piggyback. If, at any time following the Closing Date, the Company proposes to file a Registration Statement, whether or not for sale for the Company's own account or for the account of a shareholder of the Company, on a form and in a manner that would also permit registration, offer or sale of Registrable Securities (other than the initial public offering of the capital stock of the Company and other than in connection with a registration statement on Forms S-4 or F-4 or S-8 or any similar or successor form), the Company shall each such time give to Holder holding Registrable Securities written notice of such proposed filing at least 20 days before the anticipated filing. The notice referred to in the preceding sentence shall (i) describe the proposed registration and offering and (ii) offer Holder the opportunity to register, offer or sell such amount of Registrable Securities as Holder may request (a "Piggyback Registration"). Subject to Section 3(b), the Company will include in each such Piggyback Registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the written notice from the Company is given. Holder will be permitted, subject to its compliance with the provisions of Section 2(a) relating to reimbursement of the Company's expenses, to withdraw all or part of its Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                (b) Priority on Piggyback Registrations. The Company will cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit Holder, if holding Registrable Securities requested to be included in the registration for such offering, to include therein all such Registrable Securities requested to be so included (such securities, together with any other shares of the same class requested to be included in such registration by any other Person pursuant to similar registration rights, the "Piggyback Shares") on the same terms and

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conditions as any securities of the Company included therein (other than the indemnification by Holder, which will be limited as set forth in Section 6(b) hereof and provided, that Holder gives customary representations and warranties). The Company shall cooperate with Holder in order to limit any representations and warranties to, or agreements with, the Company or the underwriters to be made by Holder only to those representations, warranties or agreements regarding Holder, Holder's Registrable Securities and Holder's intended method of distribution and any other representation required by law. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises Holder in writing to the effect that the total amount of securities that Holder, the Company and any other Person propose to include in such Underwritten Offering is such as to materially and adversely affect the success of such offering, then the Company will include in such registration:

                        (x) in the case of a registration in connection with a sale of securities for the Company's own account, (i) first, 100% of the securities that the Company proposes to sell for its own account,
        (ii) second, to the extent that the number of securities in clause (i) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares of Holder requested to be included in such offering, and (iii) third, to the extent that the number of securities in clauses (i) and (ii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by such other Persons requesting registration, collectively; and

                        (y) in the case of a registration in connection with a sale of securities on account of any Person other than the Company or Purchaser (the "Initiating Party"), (i) first, 100% of the securities, if any, that the Initiating Party proposes to sell, (ii) second, to the extent that the number of securities in clause (i) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares of Holder requested to be included in such offering, (iii) third, to the extent that the number of securities in clauses (i) and (ii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by such other Persons requesting registration, collectively, and (iv) fourth, to the extent that the number of securities in clauses (i) through (iii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the securities sought to be included by the Company in the offering.

                (c) Form S-3 or F-3 Registration. At any time after the Company becomes eligible to use Form S-3 or F-3 (or any successor form then in effect), Holder may make a written request that the Company effect a registration on Form S-3 or F-3 (or any successor form then in effect) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by Holder, and the Company will use its reasonable best efforts to

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effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of Holder's Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3(c): (i) if Form S-3 or F-3 (or any successor form then in effect), is not available for such offering by Holder; (ii) if Holder, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $25,000,000; (iii) if the Board of Directors of the Company determines, in the good faith exercise of its business judgment, and has delivered to Holder written certification to the effect, that such registration and offering would materially and adversely interfere with a bona fide financing transaction of the Company, including any material business transaction of the Company, or would require disclosure of information, the premature disclosure of which would materially and adversely affect the Company, in which event the Company shall have the right to defer the filing of the Form S-3 or F-3 Registration Statement for a period of not more than 120 calendar days after receipt of the request of Holder under this Section 3(c); provided, however, that if the Company postpones the filing of a Form S-3 or F-3 Registration Statement, it will promptly notify Holder in writing when the events or circumstances permitting such postponement have ended; and provided, further, that the Company will be entitled to utilize this right on no more than one occasion in any 12-month period. An underwritten registration on Form S-3 or F-3 effected pursuant to this Section 3(c) shall be counted as a Demand Registration for purposes of determining the number of Demand Registrations granted under
Section 2. Any other registration under this Section 3 shall not count as a Demand Registration.

        Section 4. Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 2 and 3, the Company will effect such registrations to permit the sale of such Transfer Restricted Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible, and in each case to the extent applicable:

                (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to Holder holding Registrable Securities covered by such Registration Statement, not more than one counsel chosen by Holder ("Special Counsel") and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review and comment of Holder, such Special Counsel and such underwriters, and the Company will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (excluding such documents that, upon filing, will be incorporated or deemed to be incorporated by reference therein) to which Holder or the managing underwriter, if any, shall reasonably object, and (ii) the Company shall notify the Special Counsel and each seller of

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Registrable Securities of any stop order issued or threatened by the SEC and take all action required to prevent the entry of such stop order or to remove it if entered.

                (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable periods specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

                (c) Notify Holder and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing,
(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 4(n) (including any underwriting agreement) cease to be true and correct in any material respect, if and only to the extent that such representations and warranties are continuing under such agreement or if there is a continuing Prospectus delivery requirement, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                (e) If requested by the managing underwriters, if any, or Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the

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managing underwriters, if any, and Holder agrees should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

                (f) Furnish to Holder and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by Holder or underwriter).

                (g) Deliver to Holder and the underwriters, if any, without charge as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and, subject to the last paragraph of this Section 4, the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with Holder, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; use all reasonable efforts to keep such registration or qualification (or exemption therefrom) effective during the period the applicable Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in each such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (i) qualify to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to taxation or service of process in any such jurisdiction where it is not then so subject.

                (i) Cooperate with Holder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters.

                (j) Use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

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                (k)     Upon the occurrence of any event contemplated by Section
4(c)(vi) or 4(c)(vii), prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (l) Cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which securities issued by the Company of the same class are then listed or, if no such securities issued by the Company are then so listed, on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed.

                (m) As needed, (i) engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and
(ii) provide a CUSIP number for the Registrable Securities.

                (n) Enter into such customary agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other commercially reasonable and customary actions in connection therewith (including those reasonably requested by Holder or, in the event of an Underwritten Offering, those reasonably requested by the managing underwriters) in order to facilitate the disposition of such Registrable Securities and in such connection, but only where an underwriting agreement is entered into in connection with an Underwritten Offering: (i) make such representations and warranties to the underwriters with respect to the businesses of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; (iv) cause the Company's management to be made available for, and assist in, the marketing and disposition of such Registrable Securities in the manner and to the extent reasonably requested by the underwriters including, without limitation, participation by management in customary road shows, investor conferences and other similar presentations; and
(v) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting agreement as and to the extent required thereunder.

                (o) Make available for reasonable inspection during normal business hours by a representative of Holder holding Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, and any attorney, accountant or other agent retained by Holder or representatives or any underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that any records, information or documents that are designated in good faith by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such Persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order; provided, that Holder notifies the Company of any such requirement and cooperates with the Company in seeking a protective or restraining order limiting such disclosure, or (iii) disclosure of such records, information or documents, in the reasonable opinion of counsel to such Person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

                (p) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering, or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover such 12-month period.

                (q) The Company shall keep Special Counsel advised as to the initiation and progress of any registration under Section 2 or Section 3 hereunder.

                (r) The Company shall cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the New York Stock Exchange or such other stock exchanges or markets in which securities of the Company are listed or quoted.

                (s) The Company shall take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

                The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing, and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                Holder will be deemed to have agreed by virtue of its acquisition of Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(v), 4(c)(vi) or 4(c)(vii) ("Suspension Notice"), Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus (a "Black-Out") until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and Holder has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. Except as expressly provided herein, there shall be no limitation with regard to the number of Suspension Notices that the Company is entitled to give hereunder; provided, however, that in no event shall the aggregate number of days Holder is subject to Black-Out during any period of 12 consecutive months exceed 180 days.

        Section 5. Registration Expenses. Except as provided in Section 2(a), all fees and expenses incurred in connection with registrations, filings or qualifications pursuant to this Agreement by the Company will be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses will include, without limitation, (i) all registration and filing fees (including fees and expenses for compliance with federal or state securities laws or state "blue sky" laws, and including all registration and filing fees payable to the Securities and Exchange Commission and any applicable stock exchanges or markets), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing a reasonable number of prospectuses if the printing of such prospectuses is requested by Holder), (iii) messenger, telephone and delivery expenses incurred by the Company, (iv) fees and disbursements of counsel for the Company incurred by the Company, (v) fees and disbursements and other charges and expenses of all independent certified public accountants referred to in Section 4(n)(iii) (including the expenses of any special audit and "comfort" letter required by or incident to such performance) incurred by the Company, and (vi) reasonable fees and expenses per Registration Statement for Special Counsel of Holder in connection with the registration and sale of Registrable Securities of up to $75,000 in the aggregate; and (vii) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration, Piggy-back Registration or registration on Form S-3 or F-3 pursuant to the provisions set forth in this Agreement, regardless of whether the relevant Registration Statement is declared effective. In addition, the Company will pay internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which securities of the same class issued by the Company are then listed or for admission of any securities for quotation or an inter-dealer quotation system, as applied and the fees and expenses of any Person, including special experts, retained by the Company. In no event, however, will the Company be responsible for any underwriting discount or selling commission with respect to any sale of

Registrable Securities pursuant to this Agreement, and Holder shall be responsible for any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities and for any legal, accounting and other expenses incurred by it, except as provided above with respect to Special Counsel, in connection with any Registration Statement.

        Section 6.      Indemnification.

                (a) Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law, Holder, its partners, officers, directors, Affiliates and agents and employees, each Person who controls Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and disbursements and other expenses (collectively, "Losses"), arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar and to the extent as (i) the same are based upon information furnished in writing to the Company by Holder specifically for use therein or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any other securities or other law of any jurisdiction, common law or otherwise, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such other laws, in connection with any offering of Registrable Securities pursuant to a Registration Statement or Prospectus, or (ii) any such Losses are suffered by a person under the circumstance where it shall have been determined by a court of competent jurisdiction that (w) the Holder had previously been with furnished copies of a final or amended Prospectus, (x) delivery of a final or amended Prospectus was required by the Securities Act to be made to such person, (y) the untrue statement or omission of a material fact was corrected in the final or amended Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Registrable Securities to such person, a copy of the final or amended Prospectus.

                (b) Indemnification by Holder. In connection with any Registration Statement in which Holder is participating, Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement, Prospectus or preliminary prospectus and will indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Holder to the Company specifically for use in such Registration Statement, Prospectus or preliminary prospectus and was relied upon by the Company in the preparation of such

Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                (c) Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the indemnified party may participate in such defense at the indemnified party's expense; and provided, further that the indemnified party or indemnified parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the legal counsel of the indemnified party or indemnified parties, it is advisable for it or them to be represented by separate counsel by reason of having different or additional legal defenses (which in either case are material) from those available to the indemnifying party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the indemnifying party. All reasonable fees and third party expenses subject to indemnification hereunder (including any reasonable fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party (provided appropriate documentation for such expenses is also submitted with such notice), as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, however that the indemnified party will be required to repay to the indemnifying party any amounts paid to it for which it is determined the indemnified party was not otherwise entitled within five calendar days of such determination). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 6, without the consent of the indemnified party, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, severally but not jointly, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by Holder and distributed to the public were offered to the public exceeds the amount of any damages Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this
Section 6 will survive so long as Registrable Securities remain outstanding, notwithstanding any permitted transfer of the Registrable Securities by Holder or any termination of this Agreement.

        Section 7. Underwritten Registrations. If any of the Registrable Securities included in any Demand Registration are to be sold in an Underwritten Offering, Holder may select an investment banking firm or firms of international reputation to manage the Underwritten Offering, provided that such investment banker or bankers is (are) reasonably acceptable to the Company. The Company and Holder agree that, in connection with any Underwritten Offering hereunder, the relevant registration shall be in a firm commitment underwritten offering and they shall each undertake to offer customary indemnification, representations and warranties to the participating underwriters and to agree to any restrictions required by the underwriters on the sale of Common Shares or other securities by such party after the completion of the Underwritten Offering; provided, however, that the restriction so imposed on Holder shall be no more onerous than the restrictions imposed on any other holder of securities included in such offering; and provided, further that the Company shall not be required to agree to (i) restrictions with respect to the issuance of equity incentives to employees, the issuance of securities on exercise of outstanding warrants or convertible securities, the issuance of securities in connection with a merger, amalgamation, acquisition, joint venture or other strategic transaction, or (ii) any restrictions that extend beyond the restrictions imposed on Holder for a term of ninety (90) days

(one hundred eighty (180) days for an initial public offering) from the effective date of the applicable Registration Statement.

        Section 8. Rule 144A. The Company hereby agrees with Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of Holder of Transfer Restricted Securities, to Holder or any beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by Holder or any beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A. In addition, the Company agrees to: (a) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and (b) furnish to Holder forthwith upon request a written statement by the Company that it has compiled with the Reporting Requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualified as a registrant whose securities may be resold pursuant to Form S-3 or F-3 (at any time after it so qualifies).

        Section 9.      Miscellaneous.

                (a) Remedies. In the event of a breach by a party of its obligations under this Agreement, each other party, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

                (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and Purchaser.

                (c) Notices. Except as otherwise expressly provided in this Agreement, all notices, requests and other communications to Purchaser or the Company shall be in writing (including a facsimile or similar writing) and shall be given to such party at the following addresses or facsimile numbers, as applicable:

        If to the Company to:

                200 Park Avenue
                Florham Park, NJ  07932
                Telecopy: (973) 360-0538
                Attention: Legal Department

        If to Purchaser to:

                c/o Singapore Technologies Telemedia Pte Ltd
                51 Cuppage Road
                #10-11/17, StarHub Centre

                Singapore 229469
                Telecopy: (65) 6720-7277
                Attention: General Counsel/Chief Legal Officer

        with a copy to:

                Latham & Watkins
                80 Raffles Place
                #14-20 UOB Plaza 2
                Singapore 048624
                Telecopy: (65) 6536-1171
                Attention: Michael W. Sturrock

        Each notice, request or other communication to Purchaser or the Company shall be effective (i) if given by facsimile, at the time such facsimile is transmitted and the appropriate confirmation is received (or, if such time is not during a Business Day, at the beginning of the following Business Day), (ii) if given by mail, three Business Days or, if to an address outside the United States, seven calendar days, after such communication is deposited in the mails with first-class postage prepaid or (iii) if given by any other means, when delivered at the applicable address specified above. Any party hereto may change address by reasonable prior written notice to each other party hereto.

                (d) Merger, Amalgamation, Consolidation, Etc. of the Company. If the Company is a party to any merger, amalgamation, consolidation, recapitalization, reorganization or otherwise pursuant to which the Registrable Securities are converted into or exchanged for securities or the right to receive securities of any other person ("Conversion Securities"), the issuer of such Conversion Securities shall assume (in a writing delivered to all Holders) all obligations of the Company hereunder. The Company will not effect any merger, amalgamation, consolidation, recapitalization, reorganization or otherwise described in the immediately preceding sentence unless the issuer of the Conversion Securities complies with this Section 9(d).

                (e) Successors and Assigns. Subject to the terms and conditions of the Purchase Agreement and the memorandum of association and bye-laws of the Company, any lawful transferee of all or a portion of the Registrable Securities or of the Preferred Shares or any other securities convertible into or exercisable or exchangeable for the Registrable Securities, whether or not such acquisition or conversion has actually been effected, who has been assigned benefits or rights under this Agreement by Purchaser shall become a Holder hereunder to the extent it agrees in writing to be bound by all of the provisions applicable hereunder to the transferring Holder (such acknowledgment being evidenced by execution and delivery to the Company of a Counterpart and Acknowledgment substantially in the form of Exhibit A). Subject to the requirements of this Section 9(e), this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

                (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                (g) Headings. The headings of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law, other than the choice of law principles of such state.

                (i) Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                (j) Entire Agreement. This Agreement and the other documents delivered pursuant hereto and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects thereto and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                (k) Submission to Jurisdiction. With respect to any proceedings, claim or suit arising under or relating to this Agreement, each party hereto expressly agrees to submit hereby to the non-exclusive jurisdiction of the Federal and state courts located in the Borough of Manhattan in New York City. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this
Section 9, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each party further agrees that service of process mailed by prepaid registered first class mail at its principal office shall be deemed in every respect effective service of process upon such party, as applicable, in any suit or proceeding. Nothing herein shall affect the right of the Company or Purchaser to serve process in any other matter permitted by law.

                (l) No Interpretation Against Drafter. This Agreement is the product of negotiations among the parties hereto represented by counsel and any rules of construction relating to interpretation against the drafter of an agreement shall not apply to this Agreement and are expressly waived.

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        GLOBAL CROSSING LIMITED

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                        STT CROSSING LTD

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT
                         COUNTERPART AND ACKNOWLEDGMENT

TO:     The Company

RE: The Registration Rights Agreement (the "Agreement") dated as of _____________, 2003, by and between the Company and Holder (as defined in the Agreement)

        The undersigned hereby agrees to be bound by the terms of the Agreement as a party to the Agreement, and shall be entitled to all benefits of Holder (as defined in the Agreement) and shall be subject to all obligations and restrictions of Holder pursuant to the Agreement, as fully and effectively as though the undersigned had executed a counterpart of the Agreement together with the other parties to the Agreement. The undersigned hereby acknowledges having received and reviewed a copy of the Agreement.

                  DATED this _____ day of ____________, _____.


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Number of _____________________________

                                        Shares of _____________________________

                                        Registrable Securities:________________

                                       A-1